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                                                                  EXHIBIT 4.4

                                    [LOGO]
COMMON STOCK                                                CUSIP 402040 10 9
                                 GUITAR CENTER, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.01 PER SHARE, OF

GUITAR CENTER, INC., a Delaware corporation (the "Corporation"). The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

     /s/                                        /s/
--------------------------                      -------------------------
        SECRETARY                                       PRESIDENT



COUNTERSIGNED AND REGISTERED
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                   Transfer Agent and Registrar

By

                             Authorized Officer
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                              GUITAR CENTER, INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF GIFT MIN ACT-......Custodian......
TEN ENT -as tenants by the entireties                   (Cust)        (Minor)
JT TEN  -as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants                 Act------------------
         in common                                              (State)

                          UNIF TRF MIN ACT-.......Custodian (until age.......)
                                           (Cust)
                                            ...........under Uniform Transfers
                                              (Minor)
                                            to Minors Act....................
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                      ----------------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:


By
  -------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM),
  PURSUANT TO S.E.C. RULE 17Ad-15